UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2011

Keystone Automotive Operations, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-112252	23-2950980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Tunkhannock Avenue

Exeter, Pennsylvania 18643

(Address of Principal Executive Offices, including Zip Code)

(800) 233-8321

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements.

On January 10, 2011, Keystone Automotive Operations, Inc., A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition, LLC; DriverFx.com, Inc.; KAO Management Services, LLC; KeyComp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc.; Keystone Automotive Operations of Canada, Inc.; and Keystone Automotive Operations Midwest, Inc. (collectively, the “Company”) entered into a Restructuring Support Agreement (the “Support Agreement”) with Sphere Capital, LLC – Series A and Cetus Capital, LLC (collectively, the “Consenting Holders”). Subject to certain conditions, the Support Agreement provides, among other things, for the restructuring (the “Restructuring”) of the 9.75% Senior Subordinated Notes due 2013 (the “Senior Subordinated Notes”), the 8.0% Junior Subordinated Notes due 2011 and all of the equity interests of Keystone Automotive Holdings, Inc. through either (i) an out-of-court exchange offer (the “Exchange Offer”) or (ii) a prearranged or prepackaged plan of reorganization (the “Prepackaged Plan”) under chapter 11 of title 11 of the United States Code (“Chapter 11”). The terms of the Restructuring, under both the Exchange Offer and the Prepackaged Plan, contemplate paying all trade suppliers and employees in full and continuing to operate the Company’s business in the ordinary course. Subject to earlier termination, the Support Agreement will automatically terminate upon the earlier of the consummation of the Restructuring and June 15, 2011.

Pursuant to the Support Agreement, the Consenting Holders have agreed, among other things:

•	to promptly tender all their Senior Subordinated Notes in the Exchange Offer;

•	to timely vote all of their claims to accept the Prepackaged Plan and not to revoke any such vote unless and until the Support Agreement is terminated in accordance with its terms; and

•	to not support, directly or indirectly, any restructuring or reorganization of the Company other than the Exchange Offer and the Prepackaged Plan.

Pursuant to the Support Agreement, the Company has agreed, among other things:

•	to commence the Exchange Offer on or before February 15, 2011;

•

not to propose, support, assist, engage in negotiations in connection with or participate in the formulation of, any restructuring or reorganization of the Company other than the Restructuring; provided, however, that the Company may terminate the Support Agreement if it reasonably determines that proceeding with the Restructuring would be a breach of its fiduciary duties or applicable law;

•	to place certain restrictions on certain of its actions such as issuing securities, making capital expenditures and incurring indebtedness prior to the consummation of the Restructuring;

•	to pay certain fees and expenses of the legal advisors to the Consenting Holders;

•	to have at least $55.0 million in liquidity following the consummation of the Restructuring; and

•	to commence Chapter 11 cases, solely to the extent necessary, by March 15, 2011.

In the event that the Company pursues the Restructuring pursuant to the Prepackaged Plan, the Company has agreed, among other things:

•

to obtain, in accordance with the terms of the Support Agreement, entry of a bankruptcy court order approving a disclosure statement and related solicitation materials, and setting a hearing to consider confirmation of a proposed plan of reorganization within 40 days of commencing the Chapter 11 cases;

•	to commence a hearing to consider the proposed plan of reorganization within 40 days of entry of the bankruptcy court order approving the disclosure statement;

•

to obtain a bankruptcy court order confirming the Company’s proposed plan of reorganization within 35 days of the date of the bankruptcy court hearing to consider the proposed plan of reorganization; and

•	to ensure that the effective date of the proposed plan of reorganization occurs no later than 20 days after the date the proposed plan of reorganization is confirmed by the bankruptcy court.

In connection with the Support Agreement, on January 10, 2011, the Company also entered into a Backstop Stock Purchase Agreement (the “Purchase Agreement”) with the Consenting Holders to facilitate the offering (the “Rights Offering”) of $60.0 million of non-transferable, non-certificated rights (“Rights”) to acquire shares of the new common stock of the restructured Company (the “Shares”) in conjunction with the proposed Restructuring. Pursuant to the Purchase Agreement, the Consenting Holders have agreed to purchase Rights to acquire any Shares that are not sold in the Rights Offering, at the exercise price applicable to the purchase of such Shares. In exchange for this commitment, the Company has agreed to provide the Consenting Holders a backstop commitment fee equal to 6% of the Shares offered through the Rights Offering solely to the extent the Rights Offering is consummated.

The foregoing summary description of the Support Agreement and the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Support Agreement and the Purchase Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2 and the terms of which are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Restructuring Support Agreement, dated January 10, 2011, by and among A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition LLC; DriverFx.com, Inc.; KAO Management Services, LLC; KeyComp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc.; Keystone Automotive Operations, Inc.; Keystone Automotive Operations of Canada, Inc.; Keystone Automotive Operations Midwest, Inc., Sphere Capital, LLC – Series A and Cetus Capital, LLC

10.2	Backstop Stock Purchase Agreement, dated as of January 10, 2011, by and among A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition LLC; DriverFx.com, Inc.; KAO Management Services, LLC; KeyComp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc.; Keystone Automotive Operations, Inc.; Keystone Automotive Operations of Canada, Inc.; Keystone Automotive Operations Midwest, Inc., Sphere Capital, LLC – Series A and Cetus Capital, LLC, Sphere Capital, LLC – Series A and Cetus Capital, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized in the Borough of Exeter, Pennsylvania on January 14, 2011.

Keystone Automotive Operations, Inc.

By:	/s/ Richard Paradise
	Name:	Richard Paradise
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Restructuring Support Agreement, dated January 10, 2011, by and among A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition, LLC; DriverFx.com, Inc.; KAO Management Services, LLC; KeyComp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc.; Keystone Automotive Operations, Inc.; Keystone Automotive Operations of Canada, Inc.; Keystone Automotive Operations Midwest, Inc., Sphere Capital, LLC – Series A and Cetus Capital, LLC

10.2	Backstop Stock Purchase Agreement, dated as of January 10, 2011, by and among A&A Auto Parts Stores, Inc.; American Specialty Equipment Corp.; Arrow Speed Acquisition, LLC; DriverFx.com, Inc.; KAO Management Services, LLC; KeyComp, Inc.; Keystone Automotive Distributors Company, LLC; Keystone Automotive Holdings, Inc.; Keystone Automotive Operations, Inc.; Keystone Automotive Operations of Canada, Inc.; Keystone Automotive Operations Midwest, Inc., Sphere Capital, LLC – Series A and Cetus Capital, LLC, Sphere Capital, LLC – Series A and Cetus Capital, LLC